Exhibit 99.1

Discussion Materials
August 2011
Filed by Benihana Inc.

Pursuant to Rule 425 under the Securities Act of
1933 and deemed filed pursuant to Rule 14a-6 of
the Securities Exchange Act of 1934

Subject Company: Benihana Inc.

Registration Statement File No.: 333-174815

[1]
Notice
These discussion materials are based on publicly available information. Neither the Company nor its advisors has assumed any responsibility for independently verifying the information herein or makes any representation or warranty as to the accuracy or completeness of the information herein.

[2]
Benihana Safe Harbor Statement
Except for the historical matters contained herein, statements in this document are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of Benihana, including, without limitation: risks related to Benihana's business strategy, including the Renewal Program and marketing programs; risks related to Benihana's ability to operate successfully in the current challenging economic environment; risks related to Benihana's efforts to strengthen its Benihana Teppanyaki concept and build its RA Sushi and Haru brands; and
other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. Past performance may not be indicative of future results. Although Benihana believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. In addition to the risks and uncertainties set forth above, investors should consider the risks and uncertainties discussed in Benihana's filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in such filings. Benihana does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.
Benihana Additional Information
On June 9, 2011, Benihana filed with the Securities and Exchange Commission a Registration Statement on Form S-4,
which has since been declared effective by the Securities and Exchange Commission. The Registration Statement on Form
S-4 contains a proxy statement/prospectus which describes the proposed reclassification. Stockholders of Benihana are advised to read the proxy statement/prospectus, because it contains important information. Such proxy statement/prospectus and other relevant documents may be obtained, free of charge, on the Securities and Exchange
Commission's website (http://www.sec.gov) or from Benihana at the Investor Relations section of
www.benihana.com/about or by contacting the Company by telephone at (305) 593-6770 (Attention: General Counsel).
Benihana and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed reclassification. The participants in such solicitation may include Benihana's executive officers and directors. Further information regarding persons who may be deemed participants is available in Benihana's proxy statement/prospectus.

Company	Largest Shareholding [1]	Public Float[2]	Public Float / Market Cap.	Avg. Daily Trading Volume (ADTV) [3]	ADTV / Public Float	% Daily Price Change per $1MM Traded [4]	Bid Price Spread (bps)[7]
BJ's Restaurants, Inc.	14.8%	$1,139.5	86.9%	$9.1	0.8%	4.9%	8
Brinker International Inc.	15.2%	2,032.0	98.9%	36.9	1.8%	0.7%	4
California Pizza Kitchen Inc.	8.4%	354.3	90.8%	3.8	1.1%	6.6%	13
CEC Entertainment Inc.	12.6%	750.4	96.6%	5.8	0.8%	6.4%	0
Darden Restaurants, Inc.	7.3%	6,565.3	99.4%	83.4	1.3%	0.5%	4
Morton's Restaurant Group Inc.	28.7%	67.3	53.7%	0.4	0.6%	28.8%	27
O'Charley's Inc.	14.9%	118.7	83.3%	0.9	0.8%	14.8%	15
P.F. Chang's China Bistro, Inc.	11.7%	871.5	98.2%	23.2	2.7%	2.7%	13
Red Robin Gourmet Burgers Inc.	10.6%	317.0	75.6%	6.1	1.9%	6.0%	4
Ruby Tuesday, Inc.	9.8%	569.0	85.1%	7.5	1.3%	2.6%	10
Ruth's Hospitality Group Inc.	13.3%	157.2	90.3%	1.3	0.8%	7.2%	20
Texas Roadhouse Inc.	13.6%	974.2	85.2%	11.6	1.2%	1.7%	6
The Cheesecake Factory Incorporated	10.8%	1,657.9	93.3%	32.7	2.0%	1.1%	3
Mean	13.2%	$1,198.0	87.5%	$17.1	1.3%	6.5%	10
Median	12.6%	750.4	90.3%	7.5	1.2%	4.9%	8
Benihana Inc.[5,6]	26.3%	$87.8	54.3%	$0.3	0.3%	55.0%	149/111

Improved Trading Liquidity:
Control and Marketability Benchmarking
SELECTED PUBLIC RESTAURANT COMPANY TRADING LIQUIDITY SUMMARY ($ IN MILLIONS)
Source: Capital IQ, Market data as of 5/6/11
1. Based on voting interest
2. Defined as shares outstanding less shares held by company employees, strategic corporate investors, VC/PE firms, hedge funds with a greater than 5% stake
3. Based on twelve months ended May 6, 2011; based on shares of Class A and Common Stock for Benihana
4. Calculated as the median of ((daily absolute price change / $ value of daily trading volume)*($1.0 million)); based on last twelve months
5. As of May 6, 2011, Benihana’s 2 largest shareholders together represented 45.7% of the total voting power of Benihana’s outstanding capital stock
6. Benihana’s % daily price change per $1mm traded reflects Class A only; would be 337% for Common Stock
7. Bid Price Spread (bps) calculated as Ask Price less Bid Price, divided by Bid Price, as of 5/6/11; 149bps and 111bps for Benihana Class A and Common Stock,
 respectively
▪ The following companies represent an indicative sample of Benihana’s competitors in the “casual dining” and “upscale casual”
 segments of the restaurant industry
Based on various metrics, Benihana has significantly less trading liquidity than that of its peers
[3]

- Average daily trading volume one year post-announcement increased in 19 of the 23 precedents with available data

		Average Daily Volume (000's)				Post-Reclass. (% Change vs. Pre-Reclass. 1 Year)		
Company	Re-Classification Date	Pre-Reclass. 1 Year	Post-Reclass. 3 Months	Post-Reclass. 6 Months	Post-Reclass. 1 Year	3 Months	6 Months	1 Year
Steinway Musical Inst.	4/29/2011	21	NA	NA	NA	NA	NA	NA
Aaron's	12/7/2010	750	547	NA	NA	(27.1%)	NA	NA
Texas Roadhouse	9/30/2009	869	792	934	829	(8.9%)	7.5%	(4.5%)
Chipotle Mexican Grill	12/21/2009	555	559	522	620	0.7%	(6.0%)	11.8%
Mueller Water Products	1/27/2009	664	1,800	1,406	1,844	171.3%	111.9%	177.9%
Gamestop	2/7/2007	2,513	1,855	2,048	2,560	(26.2%)	(18.5%)	1.9%
Eagle Materials	4/11/2006	694	1,620	1,552	1,223	133.2%	123.6%	76.2%
Gartner, Inc	7/6/2005	350	423	417	514	20.7%	19.0%	46.6%
Agere Systems	5/27/2005	799	1,706	1,591	1,493	113.4%	99.1%	86.8%
Curtiss-Wright Corp.	5/24/2005	200	191	194	201	(4.2%)	(2.7%)	0.5%
MIPS Technologies	11/14/2003	181	220	250	266	21.6%	38.2%	46.7%
Alberto-Culver Comp.	11/6/2003	379	394	415	385	4.0%	9.6%	1.5%
Jo-Ann Stores	11/5/2003	39	137	119	94	255.2%	209.3%	144.6%
Florida East Coast	9/22/2003	37	47	43	44	25.7%	13.9%	16.4%
Commonwealth Telephone	9/3/2003	152	270	225	192	78.0%	48.7%	26.3%
Reader's Digest	12/13/2002	327	359	356	381	9.8%	9.0%	16.7%
E-Z-EM, Inc.	10/22/2002	3	3	11	9	28.6%	310.9%	268.6%
Freeport-McMoRan Copper & Gold	5/3/2002	2,123	3,021	2,888	3,053	42.3%	36.0%	43.8%
Conoco, Inc.	10/8/2001	3,389	3,121	3,132	3,365	(7.9%)	(7.6%)	(0.7%)
Amsurg Corporation	7/13/2001	247	264	332	301	6.6%	34.2%	21.7%
Raytheon	5/15/2001	1,143	1,331	1,649	2,176	16.4%	44.2%	90.3%
Waddell & Reed Financial	4/30/2001	298	264	292	273	(11.3%)	(2.0%)	(8.5%)
J.M. Smucker	8/28/2000	18	57	49	38	212.0%	166.7%	107.5%
PMA Capital Corp.	4/24/2000	22	21	21	18	(2.0%)	(5.2%)	(17.9%)
Pacificare Health Systems	6/24/1999	816	887	1,097	906	8.7%	34.4%	11.1%
High						255.2%	310.9%	268.6%
Mean						44.2%	55.4%	50.7%
Median						13.1%	34.2%	21.7%
Low						(27.1%)	(18.5%)	(17.9%)

Improved Trading Liquidity:
Precedent Reclassifications Trading Liquidity
Source: Capital IQ, Bloomberg, public filings
Looking at an indicative sample of reclassification transactions1, the median and mean of the change in average daily trading volume of these precedents post-announcement reflected a 21.7% and 50.7% increase, respectively
1. See Appendix
[4]

Mean Share Price		Variance
	Common	Class A	Common vs A
As of 5/6/11[1]	$9.91	$10.02	(1.1%)
6-Month Average	$8.45	$8.51	(0.7%)
1-Year Average	$7.68	$7.55	1.7%
3-Year Average	$6.15	$5.91	3.9%
5-Year Average	$10.52	$10.36	1.5%

No Premium Paid to High Vote Shares (Common):
Benihana 5-Year Stock Price Variance
STOCK PRICE VARIANCE (COMMON STOCK VS. CLASS A)
During the six months ending May 6, 2011, Benihana Common Stock traded at a slight discount to Benihana Class A
▪ Historically, the Common Stock has traded at a slight premium to the Class A (1-year, 3-year, and 5-year average variances of 1.7%, 3.9% and 1.5%, respectively)
▪ Most recently, as the Company’s share value has increased, the Common Stock (high vote) premium has been modestly eclipsed by the value of the Class A (low vote) trading liquidity
Source: Capital IQ
Note: Market data as of 5/6/2011 - Reflects date around the time of the announcement of the termination of the possible sale process and proposed elimination of dual-
  class common stock structure and termination of shareholder rights plan
1.   Since the announcement of the termination of the possible sale process and proposed elimination of dual-class common stock structure and termination of shareholder rights plan on May 13, 2011, Common Stock has traded at a discount of (0.4%) to Class A
[5]

Date	Company	Market Cap ($MM)	Economic Interest Low Vote	Economic Interest High Vote	Voting Interest Low Vote	Voting Interest High Vote	Exchange Ratio[2]	Major Shareholder Voting % Ownership[3]	Situation Context
5/19/03	Jo-Ann Stores	$558	47.5%	52.5%	0.0%	100.0%	1.15x	13.3%	"The dual class structure was established in 1995. At that time, the Board of Directors believed that the dual class structure would be in the best interests of [Jo-Ann Stores, Inc.] and the shareholders. Based on the information available at the time, the Board of Directors believed that the dual class structure would have the following benefits: Shareholder Flexibility and Liquidity....Financing Flexibility; Continuity..."
4/25/03	Commonwealth Telephone	894	91.4%	8.6%	41.7%	58.3%	1.09x	50.2%	"CTE, Level 3 Communications, Inc. and Eldorado Equity Holdings, Inc., entered into a recapitalization agreement that provides for the reclassification and conversion of each outstanding share of CTE Class B Common Stock into 1.09 shares of CTE Common Stock."
4/12/02	Reader's Digest	1,609	87.7%	12.3%	0.0%	100.0%	1.22x	50.0%	"Company will purchase and the DeWitt Wallace Fund will sell to the Company 2,298,851 shares of Class B Stock for an aggregate of $50,000,009.25, and the Lila Wallace Fund will sell to the Company 2,298,850 shares of Class B Stock (the "LWF Sale Shares") for an aggregate of $49,999,987.50, in each case on the basis of $21.75 for each Sale Share...... in the Merger each issued and outstanding share of Class B Stock outstanding will be converted into 1.22 shares of Common Stock."
		Mean	**75.5%**	**24.5%**	**13.9%**	**86.1%**	**1.15x**		
		Median	**87.7%**	**12.3%**	**0.0%**	**100.0%**	**1.15x**

No Premium Paid to High Vote Shares:
Precedent Reclassifications Premium/Ownership Dynamics
Source: Capital IQ, public filings
1.  See Appendix
2. Represents the exchange ratio used for conversion
3. Represents major shareholders % ownership of the high vote class
4. 3 members of the two founding families represent approximately 28% of high vote ownership, including the 13.3% owned by highest shareholder
Of the indicative sample of 25 reclassification transactions1, 22 companies paid no premiums to their high vote shareholders
▪ Of the 22 precedents where there was no premium paid, there are several situations where the largest high vote shareholder maintained below a 50% voting interest
▪ In two of the three precedents where there was a premium paid (Commonwealth Telephone, Reader’s Digest), there was the existence of a large, 50% holder of the high vote shares
▪ In two of the three precedents where there was a premium paid (Commonwealth Telephone, Jo-Ann Stores), there was a share price premium in the high vote shares to the low vote shares at the time of announcement
 − Commonwealth Telephone’s and Jo-Ann Stores’ high vote shares were trading at ~7% and ~14% premiums, respectively, to low vote shares at the time of announcement
RECLASSIFICATIONS - PREMIUMS PAID 1
[6]
4

Announced	Re-Classification	Company	Stock Performance After Announcement Low Vote Shares 1 Day	5 Days	30 Days	Stock Performance After Announcement High Vote Shares 1 Day	5 Days	30 Days	Trading Performance After Re-Classification 1 Day	5 Days	30 Days
4/29/2011	4/29/2011	Steinway Musical Inst.	(2.1%)	(4.0%)	NA	NA	NA	NA	(2.1%)	(4.0%)	NA
9/13/2010	12/7/2010	Aaron's	(0.5%)	2.1%	4.2%	(0.5%)	2.4%	4.2%	(0.8%)	(2.5%)	(2.0%)
9/30/2009	9/30/2009	Texas Roadhouse	(4.8%)	(5.2%)	(10.8%)	NA	NA	NA	(4.8%)	(5.2%)	(10.8%)
10/21/2009	12/21/2009	Chipotle Mexican Grill	4.7%	(4.6%)	(0.4%)	NA	NA	NA	1.3%	1.8%	11.5%
12/5/2008	1/27/2009	Mueller Water Products	19.5%	15.2%	50.2%	17.4%	12.6%	52.5%	19.5%	6.6%	38.2%
2/7/2007	2/7/2007	Gamestop	(0.9%)	(1.2%)	0.9%	NA	NA	NA	(0.9%)	0.0%	2.1%
4/11/2006	4/11/2006	Eagle Materials	(0.6%)	9.2%	(13.2%)	NA	NA	NA	(0.6%)	9.2%	(13.2%)
4/16/2005	7/6/2005	Gartner, Inc	(4.6%)	(0.4%)	13.7%	(4.6%)	0.2%	13.9%	0.2%	6.0%	0.1%
4/26/2005	5/27/2005	Agere Systems	(3.3%)	(4.1%)	(8.0%)	(4.1%)	(3.3%)	(8.0%)	12.4%	(6.6%)	2.1%
11/16/2004	5/24/2005	Curtiss-Wright Corp.	0.7%	4.9%	2.7%	1.3%	4.9%	3.0%	(1.7%)	(1.7%)	(8.1%)
8/26/2003	11/14/2003	MIPS Technologies	2.3%	19.7%	27.4%	0.9%	21.4%	30.9%	(7.4%)	(7.9%)	(4.6%)
10/22/2003	11/6/2003	Alberto-Culver Comp.	3.1%	1.7%	NM	2.0%	0.6%	(0.2%)	(0.9%)	(1.9%)	(2.2%)
5/19/2003	11/5/2003	Jo-Ann Stores	(7.4%)	(1.7%)	13.5%	(6.9%)	(0.3%)	14.5%	0.3%	(1.4%)	(24.0%)
4/28/2003	9/22/2003	Florida East Coast	(1.2%)	1.8%	9.7%	(0.8%)	2.7%	9.6%	(0.3%)	(5.5%)	(7.1%)
4/25/2003	9/3/2003	Commonwealth Telephone	0.4%	6.8%	9.0%	1.3%	7.5%	11.7%	3.1%	0.1%	1.3%
4/12/2002	12/13/2002	Reader's Digest	0.4%	(3.8%)	6.8%	20.6%	14.9%	27.8%	1.1%	(0.9%)	(8.6%)
7/9/2002	10/22/2002	E-Z-EM, Inc.	3.3%	3.3%	(3.3%)	2.4%	(6.9%)	(6.9%)	0.0%	(1.3%)	17.1%
2/28/2002	5/3/2002	Freeport-McMoRan Copper & Gold	5.2%	3.9%	23.5%	5.3%	3.7%	22.5%	(1.1%)	2.5%	11.0%
7/17/2001	10/8/2001	Conoco, Inc.	0.4%	6.2%	9.8%	(0.9%)	4.5%	8.3%	3.0%	3.4%	(6.0%)
3/28/2001	7/13/2001	Amsurg Corporation	1.0%	2.4%	2.8%	0.7%	3.4%	2.6%	2.9%	(1.9%)	3.7%
2/1/2001	5/15/2001	Raytheon	(3.0%)	(3.3%)	(14.0%)	2.0%	1.6%	(9.5%)	(1.0%)	1.2%	5.7%
12/8/2000	4/30/2001	Waddell & Reed Financial	5.1%	(10.0%)	(13.7%)	6.0%	(7.4%)	(10.4%)	(0.6%)	0.3%	1.3%
7/3/2000	8/28/2000	J.M. Smucker	(4.6%)	(3.6%)	(3.3%)	(5.2%)	(2.9%)	(4.5%)	0.7%	10.1%	31.4%
2/2/2000	4/24/2000	PMA Capital Corp.	NA	NA	NA	NA	NA	NA	5.9%	8.1%	11.1%
5/4/1999	6/24/1999	Pacificare Health Systems	17.5%	12.3%	14.5%	23.7%	17.9%	21.6%	24.3%	14.4%	21.3%
All Transactions		High	19.5%	19.7%	50.2%	23.7%	21.4%	52.5%	24.3%	14.4%	38.2%
		Mean	2.6%	3.3%	7.7%	2.9%	3.5%	8.1%	2.1%	0.9%	3.0%
		Median	0.9%	2.2%	4.2%	1.1%	2.5%	3.6%	0.0%	0.0%	1.3%
		Low	(4.6%)	(10.0%)	(14.0%)	(5.2%)	(7.4%)	(10.4%)	(7.4%)	(7.9%)	(24.0%)

Share Price Improvement:
Precedent Reclassifications Share Price Change
Note: Stock performance for high votes is NM in some cases due to the fact that announcement date and reclassification date is the same
1. See Appendix
2. Stock performance after announcement excludes deals without both Low and High Vote Pre-Reclassification data (Steinway Musical, Texas Roadhouse, Chipotle
 Mexican Grill, Gamestop, Eagle Materials, and PMA Capital Corp) and deals where the exchange ratio between the dual classes was not 1:1 (Jo-Ann Stores,
 Commonwealth Telephone, and Reader’s Digest)
Source: CapitalIQ, public filings
2
2
2
2
Looking at a sample of indicative reclassification transactions1, the mean and median in share price of these precedents post-announcement reflected a 3.0% and 1.7% increase, respectively
▪ Share price thirty days post-announcement was higher in 14 of the 24 precedents with available data
[7]

Appendix

Announcement	Re-Classification	Company	Market Cap at Re-Classification ($MM)	Economic Interest		Voting Interest	
				Low Vote	High Vote	Low Vote	High Vote
4/29/2011	4/29/2011	Steinway Musical Inst.	$301	96.0%	4.0%	20.0%	80.0%
9/13/2010	12/7/2010	Aaron's	1,317	85.6%	14.4%	0.0%	100.0%
9/30/2009	9/30/2009	Texas Roadhouse	745	92.5%	7.5%	55.2%	44.8%
10/21/2009	12/21/2009	Chipotle Mexican Grill	1,354	47.6%	52.4%	8.3%	91.7%
12/5/2008	1/27/2009	Mueller Water Products	619	25.6%	74.4%	4.1%	95.9%
2/7/2007	2/7/2007	Gamestop	2,467	60.6%	39.4%	13.3%	86.7%
4/11/2006	4/11/2006	Eagle Materials[2]	1,765	51.6%	48.4%	15.0%	85.0%
4/16/2005	7/6/2005	Gartner, Inc[2]	234	79.8%	20.2%	20.0%	80.0%
4/26/2005	5/27/2005	Agere Systems[2]	2,187	47.6%	52.4%	20.0%	80.0%
11/16/2004	5/24/2005	Curtiss-Wright Corp.[2]	1,209	59.1%	40.9%	20.0%	80.0%
8/26/2003	11/14/2003	MIPS Technologies	237	38.2%	61.8%	20.0%	80.0%
10/22/2003	11/6/2003	Alberto-Culver Comp.	2,041	44.9%	55.1%	7.6%	92.4%
5/19/2003	11/5/2003	Jo-Ann Stores	558	47.5%	52.5%	0.0%	100.0%
4/28/2003	9/22/2003	Florida East Coast[2]	1,116	46.5%	53.5%	20.0%	80.0%
4/25/2003	9/3/2003	Commonwealth Telephone	894	91.4%	8.6%	41.7%	58.3%
4/12/2002	12/13/2002	Reader's Digest	1,609	87.7%	12.3%	0.0%	100.0%
7/9/2002	10/22/2002	E-Z-EM, Inc.	79	59.4%	40.6%	0.0%	100.0%
2/28/2002	5/3/2002	Freeport-McMoRan Copper & Gold[2]	1,584	38.5%	61.5%	19.5%	80.0%
7/17/2001	10/8/2001	Conoco, Inc.	16,534	30.0%	70.0%	7.9%	92.1%
3/28/2001	7/13/2001	Amsurg Corporation	251	67.6%	32.4%	17.2%	82.8%
2/1/2001	5/15/2001	Raytheon[2]	10,048	70.3%	29.7%	19.9%	80.1%
12/8/2000	4/30/2001	Waddell & Reed Financial	1,322	51.9%	48.1%	17.5%	82.5%
7/3/2000	8/28/2000	J.M. Smucker	524	50.3%	49.7%	0.0%	100.0%
2/2/2000	4/24/2000	PMA Capital Corp.	166	NA	NA	7.1%	92.9%
5/4/1999	6/24/1999	Pacificare Health Systems	4,920	67.5%	32.5%	0.0%	100.0%
All Transactions			High	96.0%	74.4%	55.2%	100.0%
			Mean	59.9%	40.1%	14.2%	85.8%
			Median	55.5%	44.5%	15.0%	85.0%
			Low	25.6%	4.0%	0.0%	44.8%
Current		Benihana, Inc.	162	57.8%	42.2%	12.1%	87.9%

In each “reclassification” transaction, two publicly traded classes of common stock of a single company with different voting rights were reclassified into a single class of publicly traded common stock
Historical Precedent Conversions to a Single Class Structure
▪ The below list of 25 reclassification transactions was aggregated based on a general search of SEC filings and periodicals, representing transactions for which data was readily, publicly available1
 − The list is not considered to be exhaustive and examples found were not further selected in any manner, however the list is believed to represent an indicative sample of such U.S.-based precedent transactions
Source: Capital IQ, public filings
Note: Transactions represent a broad universe of companies across industries and specific situations
1. The Company reviewed the above sample of indicative reclassification transactions when proposing the elimination of the dual-class common stock structure. Subsequently, and in conjunction with conversations with ISS regarding examples of reclassifications in which premiums were paid, in addition to the 3 of the 25 transactions where a premium was paid to high vote shareholders detailed on page 6 of this document, the Company became aware of five other similar transactions (Continental Airlines, Dairy Mart Convenience Stores, Kaman
 Corporation, Robert Mondavi and Sotheby’s Holdings). However the Company does not believe these change the conclusions herein
2. High votes entitled to elect > 80% of the board
[9]